Risk management and financial instruments	12 Months Ended
Dec. 31, 2020
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Risk management and financial instruments	Risk management and financial instruments
We are exposed to various market risks, including interest rate, foreign currency exchange and concentration of credit risks. We may enter into a variety of derivative instruments and contracts to maintain the desired level of exposure arising from these risks.
Due to the filing of the Bankruptcy Petitions, interest is no longer incurred on our debt facilities. Prior to filing for Chapter 11, we entered into a derivative agreement to mitigate the risk of interest rate fluctuations. We defaulted on payments due on the interest rate swaps on November 23, 2020 in preparation for the Chapter 11 filing.
As a result, our counterparties terminated all outstanding transactions governed by the International Swaps and Derivatives Association, Inc. ("ISDA"). The derivative transactions are recognized at the recoverable amount under the ISDA's as agreed with our lenders. As at December 31, 2020 we had $20.8 million in estimated derivative instrument settlements payable, reflected as "liabilities subject to compromise" in our Consolidated Balance Sheets.
Interest rate risk management
Our exposure to interest rate risk relates mainly to our floating interest rate debt and balances of surplus funds placed with financial institutions. The exposure related to our floating interest debt has reduced since filing for Chapter 11 as interest is no longer incurred on our debt facilities. Our objective is to obtain the most favorable interest rate borrowings available without increasing its exposure to fluctuating interest rates. Surplus funds are used to repay revolving credit tranches or placed in accounts and deposits with reputable financial institutions in order to maximize returns, while providing us with flexibility to meet all requirements for working capital and capital investments. The extent to which we utilize interest rate swaps to manage our interest rate risk is determined by our net debt exposure and our views on future interest rates.
Interest rate swap agreements
As at November 23, 2020, we had interest rate swaps for a combined outstanding principal amount of $2,714.1 million, (December 31, 2019: $2,735.8 million) swapping floating rate for an average fixed rate of 2.49% per annum. The fair value of the interest rate swaps outstanding as of December 31, 2020 was a liability of $20.8 million (December 31, 2019: liability of $17.7 million). The collateral vessels under our TLB have been pledged as collateral against our interest rate swap liabilities. The interest rate swaps are secured on a pari passu basis with the TLB lenders. The swap providers rank lower on the payment waterfall with regards to the super senior loan.
We record interest rate swaps on a net basis where netting is allowed under ISDA Master Agreements. We classify the net asset or liability within other current assets or current liabilities. We have not designated any interest swaps as hedges and accordingly any changes in the fair values of the swap agreements are included in the Consolidated Statements of Operations under "loss/gain on derivative financial instruments".
On December 1, 2020, the interest rate swaps were terminated under the ISDA and an adjustment for credit risk on the interest rate swap position was reversed to "other financial expenses" in the Consolidated Statement of Operations, totaling $7.1 million. The residual liability represents the counterparty claimed value of $20.8 million, which was reclassified to "liabilities subject to compromise" in our Consolidated Balance Sheets as at December 31, 2020.
The total realized and unrealized loss recognized under "loss/gain on derivative financial instruments" in the Consolidated Statements of Operations relating to interest rate swap agreements for 2020 was a loss of $16.1 million (2019: loss of $27.7 million, 2018: gain of $24.9 million).
Our interest rate swap agreements as at November 23, 2020, were as follows:

Maturity date	Outstanding principal as at November 23, 2020	Receive rate	Pay rate
	(In $ millions)
February 21, 2021	2,714.1	3 month LIBOR	2.45% to 2.52%	(1) (2)
Total outstanding principal	$2,714.1
(1) The outstanding principal of these amortizing swaps falls with each capital repayment of the underlying loans.
(2) The Company has a LIBOR floor of 1% whereby the Company receives 1% when LIBOR is below 1%.
Following the defaults on our debt and the termination of our derivatives in 2020 we no longer have any net exposure to short term fluctuations in interest rates. As at December 31, 2019, $156.3 million of our debt was exposed to interest rate fluctuations.
The credit exposure of interest rate swap agreements is represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements, adjusted for counterparty non-performance credit risk assumptions. It is our policy to enter into ISDA Master Agreements, with the counterparties to derivative financial instrument contracts, which give us the legal right to discharge all or a portion of amounts owed to a counterparty by offsetting them against amounts that the counterparty owes us.
Foreign currency risk
We use the U.S. Dollar as the functional currency of all our subsidiaries because the majority of our revenues and expenses are denominated in U.S. Dollars. Therefore, we also use U.S. Dollars as our reporting currency.
Our foreign currency risk arises from:
•the measurement of monetary assets and liabilities denominated in foreign currencies converted to U.S. Dollars, with the resulting gain or loss recorded as "currency exchange loss/gain"; and
•the impact of fluctuations in exchange rates on the reported amounts of the Company's revenues and expenses which are denominated in foreign currencies.
We do not use foreign currency forward contracts or other derivative instruments related to foreign currency exchange risk.
Credit risk
We have financial assets which expose us to credit risk arising from possible default by a counterparty. Our counterparties primarily include our customers, which are international oil companies, national oil companies or large independent companies or financial institutions. We consider these counterparties to be creditworthy and do not expect any significant loss due to credit risk. We don't demand collateral from our counterparties in the normal course of business. Credit risk is also considered as part of our expected credit loss provision. Refer to Note 2 - "Accounting policies" for further information.
Concentration of Credit Risk
There is a concentration of credit risk with respect to revenue as one of our customers represent more than 10% of total revenues. Refer to Note 5 - "Segment information" for an analysis of our revenue by customer. The market for our services is the offshore oil and gas industry, and our customers consist primarily of major oil and gas companies, independent oil and gas producers and government-owned oil companies. We perform ongoing credit evaluations of our customers and generally do not require collateral from them. Reserves for potential credit losses are maintained when necessary.
There is a concentration of credit risk with respect to cash and cash equivalents as most of the amounts are deposited with Nordea Bank Finland Plc and Danske Bank A/S. We consider these risks to be remote given the investment grade credit rating of these banks.